Financial and capital risks management	12 Months Ended
Dec. 31, 2019
Financial and capital risks management [abstract]
Financial and capital risks management
3	Financial and capital risks management

(a)	Financial risk management

Risk management, including the management on the financial risks, is carried out under the instructions of the Strategic Committee of Board of Directors and the Risk Management Team. The Company works out general principles for overall management as well as management policies covering specific areas. In considering the importance of risks, the Company identifies and evaluates risks at head office and individual power plant level, and requires analysis and proper communication of the information collected periodically.

SinoSing Power and its subsidiaries and Huaneng Shandong Ruyi (Pakistan) Energy (Private) Co., Ltd. (“Ruyi Pakistan Energy”) and Shandong Huatai Electric Power Operation & Maintenance (Private) Co., Ltd., the subsidiaries of Hong Kong Energy, are subject to financial risks that are different from the entities operating within the PRC. They have a series of controls in place to maintain the cost of risks occurring and the cost of managing the risks at an acceptable level. Management continually monitors the risk management process to ensure that an appropriate balance between risk and control is achieved. SinoSing Power and its subsidiaries and Ruyi Pakistan Energy have their written policies and financial authorisation limits in place which are reviewed periodically. These financial authorization limits seek to mitigate and eliminate operational risks by setting approval thresholds required for entering into contractual obligations and investments.

(i)	Market risk

(1)	Foreign exchange risk

Foreign exchange risk of the entities operating within the PRC primarily arises from loans denominated in foreign currencies of the Group. SinoSing Power and its subsidiaries are exposed to foreign exchange risk on bank balances, accounts receivable, other receivables and assets, accounts payable and other liabilities that are denominated primarily in US$, a currency other than Singapore dollar (“S$”), their functional currency. Ruyi Pakistan Energy is exposed to foreign exchange risk on bank balances, financial lease receivables, accounts payable and other liabilities, short-term loans and long-term loans that are denominated primarily in US$, a currency other than Pakistan rupee (“PKR”), their functional currency. Please refer to Notes 16, 18, 19, 25, 28, 31, 36 and 43 for details. The Group manages exchange risk through closely monitoring interest and exchange market.

As at 31 December 2019, if RMB had weakened/strengthened by 5% (2018: 5%) against US$ and 3% (2018: 3%) against EUR (“€”) with all other variables constant, the Group would further recognise an exchange loss/gain amounting RMB77 million (2018: RMB98 million) and RMB4 million (2018: RMB5 million), respectively. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related exchange rates during the previous year under analysis.

As at 31 December 2019, if S$ had weakened/strengthened by 10% (2018:10%) against US$ with all other variables constant, SinoSing Power and its subsidiaries would further recognise exchange loss/gain amounting RMB39 million (2018:gain/loss RMB6 million). The range of such sensitivity disclosed above was based on the management’s experience and forecast.

SinoSing Power and its subsidiaries also are exposed to foreign exchange risk on fuel purchases that are denominated primarily in US$. They substantially hedge their estimated foreign currency exposure in respect of forecast fuel purchases over the following three months using primarily foreign currency contracts.

As at 31 December 2019, if PKR had weakened/strengthened by 5% (2018: 5%) against US$ with all other variables constant, Ruyi Pakistan Energy would further recognise an exchange gain/loss amounting RMB3 million (2018: RMB47 million). The range of such sensitivity disclosed above was based on the management’s experience and forecast.

Ruyi Pakistan Energy is exposed to foreign exchange risk on payments of long-term loans that are denominated primarily in US$. Ruyi Pakistan Energy entered into an agreement on a tariff adjustment mechanism with Central Power Purchasing Agency (Guarantee) Limited (“CPPA-G”) and the tariff adjustment mechanism was approved by the National Electric Power Regulatory Authority. The mechanism mitigates foreign exchange risk by decreasing or increasing electricity tariff when the PKR strengthens or weakens against US$.

(2)	Price risk

The other equity instrument investments of the Group designated as FVTOCI are exposed to equity security price risk.

Detailed information relating to the other equity instrument investments is disclosed in Note 10. The Company closely monitors the pricing trends in the open market in determining its long-term strategic stakeholding decisions.

The Group are exposed to fuel price risk on fuel purchases. In particular, SinoSing Power and its subsidiaries use fuel oil swap to hedge against such a risk and designate them as cash flow hedges. Please refer to Note 14 for details.

(3)	Cash flow interest rate risk

The interest rate risk of the Group primarily arises from long-term loans. Loans borrowed at variable rates expose the Group to cash flow interest rate risk. The exposures of these risks are disclosed in Note 25 to the financial statements. The Group has entered into interest rate swap agreements with banks to hedge against a portion of cash flow interest rate risk.

As at 31 December 2019, if interest rates on RMB-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB746 million (2018: RMB786 million) higher/lower. If interest rates on US$-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB57 million (2018: RMB54 million) higher/lower. If interest rates on S$-denominated borrowings had been 100 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB79 million (2018: RMB74 million) higher/lower. If interest rates on PKR-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB1 million (2018: RMB2 million) higher/lower. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related interest rates during the previous year under analysis.

Tuas Power Generation Pte. Ltd. (“TPG”) and TP-STM Water Resources Pte. Ltd. (“TPSTMWR”) also entered into a number of floating-to-fixed interest rate swap agreements to hedge against cash flow interest rate risk of loans.

According to the interest rate swap agreements, TPG agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amount semi-annually until 2020. TPSTMWR agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amount quarterly until 2044. Please refer to Note 14 for details.

(ii)	Credit risk

Credit risk arises from bank deposits, accounts receivable, contract assets, other receivables and assets and other non-current assets. The maximum exposures of contract assets, other non-current assets, other receivables and assets, accounts receivable and bank deposits are disclosed in Note 5(c), 16, 18, 19 and 36 to the financial statements, respectively.

Bank deposits are placed with reputable banks and financial institutions. In addition, a significant portion is deposited with a non-bank financial institution which is a related party of the Group. The Group has a director on the Board of this non-bank financial institution and exercises influence. Corresponding maximum exposures of these bank deposits are disclosed in Note 37 (a)(i) to the financial statements.

Majority of the power plants of the Group operating within the PRC sell electricity generated to their sole customers, the power grid companies of their respective provinces or regions where the power plants operate. These power plants communicate with their individual grid companies periodically and believe that adequate provision for loss allowance of accounts receivable have been made in the financial statements.

Pursuant to CaiJian [2012] No. 102 Notice on the Interim Measures for Administration of Subsidy Funds for Tariff Premium of Renewable Energy jointly issued by the Ministry of Finance, the National Development and Reform Commission and the National Energy Administration in March 2012, a set of new standardised procedures for the settlement of the aforementioned renewable energy tariff premium has come into force since 2012 and approvals on a project by project basis are required before the allocation of funds to local grid companies. As at 31 December 2019, most of the Group’s related projects have been approved for the tariff premium of renewable energy and certain projects are in the process of applying for the approval. Pursuant to CaiJian [2020] No. 4 Opinions on the Promotion of Healthy Development over Non-water Renewable Energy Power Generation jointly issued by the Ministry of Finance, the National Development and Reform Commission and the National Energy Administration in January 2020, the application process of renewable energy tariff premium has been further simplified to file the project tariff supplementary information on the National Renewable Energy Information Management Platform instead of obtaining approval as mentioned in CaiJian [2012] No. 102. The tariff premium receivables are settled in accordance with prevailing government policies and prevalent payment trends of the Ministry of Finance. There is no due date for settlement. The directors are of the opinion that the application process will be completed in due course and these trade receivables from tariff premium are fully recoverable considering there were no bad debt experiences with the grid companies in the past and such tariff premium is funded by the PRC government.

Singapore subsidiaries derive revenue mainly from the sale of electricity to the National Electricity Market of Singapore operated by Energy Market Company Pte. Ltd., which does not have high credit risk. Singapore subsidiaries also derive revenue mainly from retailing electricity to consumers with monthly consumption of more than 2,000kWh. These customers engage in a wide spectrum of manufacturing and commercial activities in a variety of industries. Singapore subsidiaries also entered into a build-operate-transfer agreement with a Singapore government related entity for certain water related projects, the projects were still in construction phase and the Singapore government related entity does not has credit risk.

Ruyi Pakistan Energy derives revenue from sale of electricity to CPPA-G, which does not have high credit risk.

Finance lease receivables are mainly from a domestic related party, business enterprises in Singapore and CPPA-G in Pakistan. As the related party and local enterprises have a good track of records and no historical losses have incurred, the Group concluded that these receivables have low credit risk and remote possibility of default. The finance lease receivables from CPPA-G are secured against the sovereign guarantee issued by the Government of Pakistan pursuant to the designated agreement. The ECLs of the finance lease receivables are measured on the basis of lifetime ECLs, and a 0.03% of risk of default against the Government of Pakistan is considered during the assessment. The ECLs relating to the finance lease receivables recognised during the year were RMB3.09 million.

The Group measures loss allowances for accounts receivable and contract assets at an amount equal to lifetime ECLs, which is calculated using a provision matrix. Except for electricity sales, the Group’s historical credit loss experience does not indicate significantly different loss patterns for different customer segments, the loss allowance based on the past due status is not further distinguished between the Group’s different customer bases. The Group measures loss allowances for other receivables at an amount equal to 12-month ECLs unless there has been a significant increase in credit risk.

Accounts receivable	Gross carrying amount	Loss allowance

Current (not past due)	30,218,242	-
Within 1 year past due	2,052,658	68,017
1 - 3 years past due	100,696	6,816
More than 3 years past due	123,129	120,487
	32,494,725	195,320

Other receivables	Gross carrying amount	Loss allowance

Current (not past due)	1,967,567	18,253
Within 1 year past due	-	-
1 - 3 years past due	-	-
More than 3 years past due	37,908	34,278
	2,005,475	52,531

Expected loss rates are based on actual loss experience over the past 5 years. These rates are adjusted to reflect differences between economic conditions during the period over which the historic data has been collected, the current conditions, and the Group’s view of economic conditions over the expected lives of the receivables.

(iii)	Liquidity risk

Liquidity risk management is to primarily ensure the ability of the Group to meet its liabilities as and when they are fall due. The liquidity reserve comprises the undrawn borrowing facility and cash and cash equivalents available as at each month end in meeting its liabilities.

The Group maintains flexibility in funding by cash generated by their operating activities and availability of committed credit facilities.

Financial liabilities due within 12 months are presented as current liabilities in the statement of financial position. The cash flows of derivative financial liabilities and repayment schedules of the long-term loans, long-term bonds and lesae liabilities are disclosed in Note 14, 25, 26 and 43, respectively.

(b)	Fair value estimation

(i)	Fair value measurements

The following table presents the assets and liabilities that are measured at fair value at 31 December 2019 on a recurring basis.

	Level 1	Level 2	Level 3	Total
Recurring fair value measurements
Assets
Financial assets at fair value through profit or loss
– Trading derivatives (Note 14)	-	4,601	-	4,601
– Contingent consideration (Note i)	-	-	457,727	457,727
– Accounts Receivable at fair value through other comprehensive income	-	1,364,579	-	1,364,579
Derivatives used for hedging (Note 14)	-	86,686	-	86,686
Other equity instrument investments (Note 10)	8,390	-	770,828	779,218
Total assets	8,390	1,455,866	1,228,555	2,692,811
Liabilities
Financial liabilities at fair value through profit or loss
– Trading derivatives (Note 14)	-	2,987	-	2,987
Derivatives used for hedging (Note 14)	-	447,721	-	447,721
Total liabilities	-	450,708	-	450,708

Note i: The Company acquired several subsidiaries including Huaneng Shandong Power Generation Co., Ltd. (“Shandong Power”) from Huaneng Group. The acquisition was completed on 1 January 2017. According to the profit compensation agreement associated with the acquisition, Huaneng Group should compensate the Company in cash based on the shortfall of accumulated actual net profit compared with the accumulated forecast net profits of certain subsidiaries of Shandong Power during the compensation period from year 2017 to 2019. As at 31 December 2019, the fair value of the above mentioned contingent consideration from Huaneng Group amounting to RMB458 million was recorded in other receivables and assets.

The following table presents the assets and liabilities that are measured at fair value at 31 December 2018 on a recurring basis.

	Level 1	Level 2	Level 3	Total
Recurring fair value measurements
Assets
Financial assets at fair value through profit or loss
– Trading derivatives (Note 14)	-	14	-	14
– Contingent consideration	-	-	991,383	991,383
Derivatives used for hedging (Note 14)	-	34,691	-	34,691
Available-for-sale financial assets
– Equity securities (Note 10) (Note i)	8,558	-	2,074,861	2,083,419
Total assets	8,558	34,705	3,066,244	3,109,507
Liabilities
Financial liabilities at fair value through profit or loss
– Trading derivatives (Note 14)	-	17,752	-	17,752
Derivatives used for hedging (Note 14)	-	527,540	-	527,540
Total liabilities	-	545,292	-	545,292

The fair value of financial instruments traded in active markets is based on quoted market prices at the end of the reporting period. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1. As at 31 December 2019, instruments included in level 1 were equity instruments in listed securities designated as financial assets measured at fair value through other comprehensive income.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximise the use of relevant observable inputs and minimise the use of unobservable inputs. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

•	The forward exchange contracts and fuel oil swaps are both valued using quoted market prices or dealer quotes for similar instruments.

•	The fair value of interest rate swaps is calculated as the present value of the estimated future cash flows based on observable yield curves.

•
The fair values of accounts receivable at fair value through other comprehensive income were measured using the discounted cash flows model. The model incorporates various market observable inputs including the annualised yields of similar securitisation products and interest rate curves. The carrying amounts of trade and bills receivables are the same as their fair values.

•
The contingent consideration is valued using discounted cash flows. The valuation model considers the present value of the expected future receivables discounted using a risk-adjusted discounted rate. As at 31 December 2019, the expected contingent considerations are determined based on the audited financial statements of the acquired entities for the year ended 31 December 2019.

•
The material other equity instrument investments in unlisted securities are valued using a market-base valuation technique based on assumptions that are not supported by observable market prices or rates. The Group determines comparable public companies based on industry, size, leverage and strategy and calculates an appropriate price multiple, such as price to book (“P/B”) multiple, for each comparable company identified.

Below is a summary of significant unobservable inputs to the valuation of financial instruments together with a quantitative sensitivity analysis as at 31 December 2019:

	Valuation technique	Significant unobservable input	Range	Sensitivity of fair value to the input

Unlisted equity investments	Valuation multiples	Average P/B	2019: 1.17 to 1.49	10% increase/decrease in multiple would result in increase/decrease in fair value by RMB70.24 million.
		Discount for lack of marketability	2019: 25% to 30.1%	10% increase/decrease in multiple would result in decrease/increase in fair value by RMB30.02 million.

The discount for lack of marketability represents the amounts of premiums and discounts determined by the Group that market participants would take into account when pricing the investments.

During the year ended 31 December 2019, there are no transfers of financial instruments between level 1 and level 2, or transfers into or out of level 3.

The movements during the period in the balance of the Level 3 fair value measurements are as follows:

	As at 31 December
	2019	2018
Contingent consideration
Beginning of the year	991,383	859,547
Movement:
Gains on fair value changes	17,175	746,850
Profit compensation received from Huaneng Group	(550,831)	(615,014)
End of the year	457,727	991,383
Total gains for the year included in profit or loss for assets held at the end of the reporting period	17,175	746,850

	As at 31 December
	2019	2018
Other equity instrument investments
Beginning of the year	2,074,861	2,072,365
Addition	7,450	450
Disposal	(1,250,000)	-
Fair value changes	(61,483)	2,046
End of the year	770,828	2,074,861
Changes in fair value recognised in other comprehensive income for the year	46,113	2,046

(ii)	Fair value disclosures

The carrying value less provision for loss allowances of accounts receivable, other receivables and assets, accounts payable and other liabilities, short-term bonds and short-term loans approximated their fair values. The fair value of financial liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market interest rate that is available to the Group for similar financial instruments.

The estimated fair value of long-term loans and long-term bonds (both including current maturities) was approximately RMB133.79 billion and RMB31.64 billion as at 31 December 2019 (2018: RMB149.76 billion and RMB30.08 billion), respectively. The aggregate book value of these liabilities was approximately RMB134.02 billion and RMB31.29 billion as at 31 December 2019 (2018: RMB150.17 billion and RMB29.98 billion), respectively.

(c)	Capital risk management

The objectives of the Company and its subsidiaries when managing capital are to safeguard the ability of the Company and its subsidiaries in continuing as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company and its subsidiaries monitor capital by using debt ratio analysis. This ratio is calculated as total liabilities (sum of current liabilities and non-current liabilities) divided by total assets as shown in the consolidated statement of financial position. During 2019, the strategy of the Company and its subsidiaries remained unchanged from 2018. The debt ratio of the Company and its subsidiaries as at 31 December 2019 was 69.55% (2018: 72.35%).